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                                                                   EXHIBIT 10.32

                         1165(e) PLAN ADOPTION AGREEMENT

               Popular Master Defined Contribution Retirement Plan

                     AMENDED EFFECTIVE AS OF OCTOBER 1, 2001

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                  BY executing this Adoption Agreement the Employer is adopting a profit sharing plan with optional Section 1165(e) provisions for the benefit of its Employees. The Employer's Plan is comprised of: (i) [x] the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan Document or
[ ] the Employer's Defined Contribution Retirement Plan Document; (ii) [ ] the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan Master Trust and/or [ ] the Employer's Defined Contribution Retirement Plan Trust; and (iii) [ ] this Adoption Agreement. The terms used in this Adoption Agreement, as well as the rules to be complied with in connection with the Plan, are fully explained in the [ ] Popular Master Plan Document or [ ] the Employer's Plan Document. When signing this Adoption Agreement, if applicable, the employer has received copy of the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan and the Popular Master Plan's Summary Plan Description. The Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan Master Trust is available upon request at Banco Popular's main offices in Hato Rey, Puerto Rico.

                         1165(e) Plan Adoption Agreement
               Popular Master Defined Contribution Retirement Plan
                 Copyright@2001 by Banco Popular de Puerto Rico

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Plan Sponsor

Name of Plan Sponsor:        Stewart Enterprises, Inc.

Address (Physical):          110 Veterans Blvd. Ste. 500
                             Metairie, LA   70005

Address (Postal):            P. O. Box 11250
                             New Orleans, LA 70181-1250

Telephone: (504) 837-5880        Telefax: (504) 729-1825

Name of Person for Banco Popular de Puerto Rico to contact:

Position: Edward L. Baucom, Vice President, Compensation and Benefits

Telephone: (504) 729-1810       Telefax: (504) 729-1813

Plan Sponsor tax identification number: 72-0693290

Type of business:

[ ] Unincorporated Trade or Business

[ ] Partnership

[X] Corporation

[ ] Other (specify)

Employer's taxable year:

[ ] Calendar year

[X] Fiscal Year ending on October 31.___________________________

EMPLOYER INFORMATION (Complete even if only one Employer will adopt the Plan; attach additional sheets to provide information for additional Employers adopting the Plan. References in this Adoption Agreement to any Employer shall be in reference to all employers adopting the Plan.)

Name of Employer:       Empresas Stewart - Funerarias

Address (Physical):     Calle San Jose 607,
                        Santurce, PR 00909

Address (Postal):       P. O. Box 11187
                        San Juan, PR 00910-2287

Telephone: (787) 981-9940        Telefax: (787) 268-3533

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Name of Person for Banco Popular de Puerto Rico to contact: Diana Ledesma

Position: Director, Human Resources , Puerto Rico Region
Telephone: (787) 268-9940       Telefax: (787) 268-3533

Employer tax identification number: 66-0575635

Type of business:

[ ] Unicorporated Trade of Business

[X] Partnership

[ ] Corporation

[ ] Other (specify) sole propietor

Employer's taxable year:

[ ] Calendar Year

[X] Fiscal Year ending on October 31.

Payroll frequency:      [X]  Weekly                [X]  Bi-Weekly
                        [ ]  Semi-Monthly          [ ]  Monthly
                        [ ]  Semi-Weekly           [ ]  Other

Transfer to Banco Popular:

GENERAL PLAN INFORMATION

PLAN NAME STEWART ENTERPRISES PUERTO RICO EMPLOYEES RETIREMENT TRUST (Employer's name and type of plan)

ADOPTION OR AMENDMENT OF PLAN

By signing this Adoption Agreement the Employer:

[X] adopts the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan and its Popular Master Trust

[ ] adopts the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan and as Individual Trust

[ ] adopts and Individual Defined Contribution Retirement Plan and the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan Master Trust,

[ ]   amends certain options of an earlier Banco Popular de Puerto Rico
      Popular Master Defined Contribution Retirement Plan Adoption Agreement for the following Plan:

Name of Plan Sponsor:  Stewart Enterprises, Inc.

Original Effective Date: January 1, 2003

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[X] amends and restates the following Plan:

      Name of Plan: Stewart Enterprises Employees Retirement Trust

      Original Effective Date: January 1, 1981

EFFECTIVE DATE (cannot be earlier than the first day of the Plan Year in which the Employer signs this Adoption Agreement).

The effective date of this Plan or amendment is: January 1, 2003
                      (month/day/year)

PLAN YEAR

The Plan Year will a calendar year unless the Employer elects otherwise By checking the box below:

[ ]   The Plan Year shall begin

      on

           (month/day)

      end on

           (month/day)

[ ]   If applicable, the first Plan Year is a short Plan Year

      beginning on __________________ and
                            (month/day)

      ending on ___________________.
                            (month/day)

ACCOUNTING METHOD

The Plan shall use the cash basis accounting method.

ELIGIBILITY FOR PLAN PARTICIPATION

WAIVER OF REQUIREMENTS FOR NEW PLANS

[ ] If checked, each Employee employed on the Effective Date of the Plan is automatically eligible to participate. Employees hired after the Effective Date of the Plan are eligible upon satisfying any service and/or age requirements specified below:

AGE REQUIREMENT. An employee must fulfill the following age requirement to become a participant:

[ ]   No minimum age required.

[X]   Minimum age 21 (not greater than 21).

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[ ]   Other

SERVICE REQUIREMENTS. An employee must fulfill the following service requirements to become a Participant:

[ ]   No service requirement

[X]   One year of service.

[ ]   Other  3 months of  service

METHOD FOR CALCULATING YEAR OF SERVICE.

[X] HOURS OF SERVICE METHOD. An Employee's year of service will be determined by using the Hours of Service method as described in Article 3 of the Popular Master Plan document or the Employer's Individual Plan Document.

[ ] ELAPSED TIME METHOD. An Employee's service will be determined using the elapsed time method, as described in Article 3 of the Popular Master Plan document or the Employer's Individual Plan Document.

AFFILIATES. Please list the affiliates for which service will be treated as service under the Plan. Stewart Enterprises, Inc. and subsidiaries

PREDECESSOR EMPLOYERS. Service with the following predecessor employers will be treated as service under the Plan.

ENTRY DATES

An Employee may elect to become a Participant and start making Employee Contributions on any entry date on or after he or she satisfies the Plan's eligibility requirements.

INDICATE THE PLAN'S ENTRY DATES:

[  ]  Monthly Entry Dates.  The first day of each month date.

[X] Quarterly Entry Dates. The first day of each of the first, fourth, seventh and tenth months of the Plan Year is an entry date.

[ ] Semi-Annual Entry Dates. The first day of each on the first and seventh months of the Plan Year is an entry date.

COMPENSATION

EMPLOYEE PRE-TAX CONTRIBUTIONS

A Participant's Compensation for purposes of Employee Pre-tax Contribution shall mean the total compensation that is currently includible in income for income tax purposes paid to him by

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the Employer during a Plan Year. Except that if checked below, Compensation will exclude the following items:

[ ]   bonuses

[ ]   overtime

[ ]   commissions

[X]   other items (specify) : Amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

EMPLOYEE AFTER-TAX CONTRIBUTIONS

A Participant's Compensation for purpose of Employee After-Tax Contributions shall mean the total compensation that is currently includible in income for income tax purpose paid to him by the Employer during Plan Year. Except that if checked below, Compensation will exclude the following items:

[ ]   bonuses

[ ]   overtime

[ ]   commissions

[X] other items (specify): Amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

EMPLOYER MATCHING CONTRIBUTIONS

A Participant's Compensation for purposes of Employer Matching Contributions shall mean the total compensation that is currently includible in income for income tax purposes paid to him by the Employer during a Plan Year. Except that if checked below, Compensation will exclude the following items:

[ ]   bonuses

[ ]   overtime

[ ]   commissions

[X] other items (specify) : Amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

EMPLOYER PROFIT SHARING CONTRIBUTIONS

A Participant's Compensation for purposes of Employer Profit Sharing Contributions shall mean the total compensation that is currently includible in income for tax purposes paid to him by the

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Employer during a Plan Year. Except that if checked below, Compensation will exclude the following items:

[ ]   bonuses

[ ]   overtime

[ ]   commissions

[X] other items (specify): Amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

CONTRIBUTIONS

NEGATIVE ELECTION

If the Employer so elects, each Employee shall be deemed to have elected to make a Pre-Tax Contribution in the percentage indicated below commencing with the first payroll period following completion of the eligibility requirements of the Plan unless the Employee elects to receive cash instead. If this is a restatement of an existing plan Employees not participating in the Plan on the effective date of the restatement will be given a 3-month notice commencing on the first day of the Plan Year next following the effective date of the restatement during which to effect an election to receive cash. A Participant who does not file an election to receive cash will become a Participant on the first Entry Date following the three month period. The Employee may at any time elect to not make Pre-Tax Contributions to the Plan. This is called the "Negative Election". The Employer can also choose a "Positive Election" whereby the Employee must make an affirmative election to make a pre-tax contribution.

[ ]   Negative Election
      Percentage _________ % (1% - 3%)

[X]   Positive Election

EMPLOYEE CONTRIBUTIONS

Participants may make contributions as follows:

[ ]   Pre-Tax Contributions.

[ ]   After Tax Contributions.

[X] Pre-Tax Contributions and/or After-Tax Contributions, at the election of the Participant.

Pre-Tax Contributions in a Plan Year may not exceed 10% of compensation or $7,500 in 1997 and $8,000 in 1998 and thereafter whichever is less.

After-Tax Contributions in a Plan Year, if authorized, may not exceed 10% of the aggregate compensation paid to the Employee during all the years he or she has been a Plan Participant. After-Tax Contributions may be subject to other restrictions and rules established by the Plan Administrator.

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Pre-Tax Contributions and/or After-Tax Contributions may not commence prior to the date the Plan is adopted.

ROLLOVER CONTRIBUTIONS

[ ] The Plan's Trustee shall not be authorized to receive rollover contributions

The Plan's Trustee shall be authorized to receive rollover contributions:

[ ] Only if the employee has met the participation requirements of the Plan as of the date of the contribution.

[X] Even if the Employee has not met the participation requirements of the Plan as of the date of the contribution.

MATCHING CONTRIBUTIONS

[ ]   The Employer will make no Matching Contributions.

[X] The Employer will make a Matching Contribution equal to fifty cents for each dollar of a Participant's:

      [ ]  Pre-Tax Contributions.

      [ ]  After-Tax Contributions.

      [X]  Pre-Tax Contributions and After-Tax Contributions.

However, the Employer will not make Matching Contributions above 5% of Participant's Compensation.

PROFIT SHARING CONTRIBUTIONS

[ ]   The Employer will make no Profit Sharing Contributions.

[X] For each Plan Year in which this Plan as in effect the Employer may make contributions to the Trust in one or more installments out of its Net Profits (as defined in Section 6.2C.(3) of the Plan) for the Plan Year, in such amounts as the Employer may determine (if any). The Plan Year for which each contribution is made shall be designated at the time of the contribution. Profit Sharing Contributions may not exceed the lesser of Employer's Net Profit or 15% of a Participant's Compensation in any Plan Year.

ALLOCATION OF EMPLOYER CONTRIBUTIONS

Profit Sharing Contributions shall be allocated as of the last day of such Plan Year among the Employees who:

[X] completed more than 500 hours of service during the Plan Year [X] and [ ] or

[X] were employed by the Employer on the last day of the Plan Year [X] and [ ] or

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[X]   are eligible under the plan

Matching Contributions shall be allocated:

[ ]   With each payroll           [ ]  Bi-Weekly
[ ]   Weekly                      [X]  Monthly
[ ]   Semi-Monthly                [ ]  Other
[ ]   Semi-Weekly

Participants will be required to be an employee on the last day of a matching period (or to have left employment during such period because of death, retirement or disability) in order to receive a matching contribution for such period.

QUALIFIED MATCHING AND NON-ELECTIVE CONTRIBUTIONS

Qualified Matching Contributions and Qualified Non-Elective Contributions, as defined in the Popular Master Plan Document or the Employer's Plan Document, will be taken into account for purposes of calculating the Actual Deferral Percentages of Non-Highly Compensated Employees to the extent necessary to meet the Actual Deferral Percentage test.

VESTING

PRE-TAX AND/OR AFTER-TAX CONTRIBUTIONS are always 100% vested.

MATCHING CONTRIBUTIONS AND/OR PROFIT SHARING CONTRIBUTIONS

You may elect a single vesting schedule for both Matching Contributions and Profit Sharing Contributions or you may select different vesting schedules. Matching Contributions and/or Profit Sharing Contributions will vest in accordance with the following vesting schedule:

                              Graded Vesting Table

  (1)                       (2)                       (3)
YEARS OF                  VESTED                 MINIMUM REQUIRED
SERVICE                 PERCENTAGE                 PERCENTAGE
Less than 1                                             0

At least 1    :                                         0

At least 2    :                                        20

At least 3    :                                        40

At least 4    :                                        60

At least 5    :                                        80

At least 6    :                                       100

[ ]   FULL VESTING. Participants are 100% vested at all times.

[X] CLIFF VESTING. Participants are 100% vested after completing 3 years of service (insert number; cannot be greater than 3). The Participant will be 0% vested until completing the years of service specified above.

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[ ]   GRADED VESTING. Participants are vested in accordance with the following vesting schedule. (A Participant's vested percentage is the percentage inserted in column (2) or the percentage in column (3), whichever is greater. Spaces left blank are treated as zeros).

[ ]   Applicable to Matching Contribution and Profit Sharing Contributions.

[ ]   Applicable to Matching Contributions  only.

Profit Sharing Contributions will vest in accordance with the following schedule:

                    Graded Vesting Table

    (1)                   (2)                        (3)
  YEARS OF              VESTED                MINIMUM REQUIRED
  SERVICE             PERCENTAGE                 PERCENTAGE
Less than 1    :                                     0

AT LEAST 1     :                                     0

At least 2     :                                     0

At least 3     :                                    20

AT LEAST 4     :                                    40

AT LEAST 5     :                                    60

At least 6     :                                    80

At least 7                                         100

[ ]   FULL VESTING. Participants are 100% vested at all times.

[X] CLIFF VESTING. Participants are 100% vested after completing _3_ years of service (insert number; cannot be greater than 5). The Participant will be 0% vested until completing the years of service specified above.

[ ] GRADED VESTING. Participants are vested in accordance with the following vesting schedule. (A Participant's vested percentage is the percentage inserted in column (2) or the percentage in column (3), whichever is greater. Spaces left blank are treated as zeros).

YEARS OF SERVICE EXCLUDED IN DETERMINING VESTED PERCENTAGES. Need not be completed -check as many as desired.

[ ] Years completed before the effective date of this Plan (or a predecessor plan).

[ ] Years completed before the Participant's _______ birthday not greater than 18th).

FORFEITURES

Forfeitures under the Plan will be (choose one):

[X] allocated to Participant's accounts during the Plan Year in the proportion that each such Participant's Compensation during such Plan Year bears to the total compensation during such Plan Year of all Participants

[ ]   used to reduce the amount the Employer must contribute to the Plan.

Forfeitures will be made at the time specified in Section 8.4 of the Popular Master Plan document. You may choose to maintain [ ] individual Participant Suspense Accounts or [X] a

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Single Suspense Account for all forfeitures and choose whether forfeitures will be invested according to [ ] the Participant's investment directions or [X] in the default investment option selected by the Plan Sponsor.

LOANS

[X] Loans from the Plan will be permitted, subject to the Plan's loan rules. (Loans will not be available to Owner-Employees unless one of the following occurs: such person has at his expense obtained an administrative exemption from ERISA's prohibited transaction rules from the United States Department of Labor with respect to such loan or the United States Department of Labor has issued a prohibited transaction class exemption covering such loans.)

[ ]   Loans to Participants form the Plan are not permitted.

IN-SERVICE WITHDRAWALS

The following provisions will govern the availability of in-service withdrawals from a Participant's accounts. See Article 9 of the Plan document for additional details, including definitions and limitations.

PROFIT SHARING CONTRIBUTIONS. In-service withdrawals from Profit Sharing Contributions will not be allowed unless one of the following boxes is checked:

[ ] In service withdrawals from Profit Sharing Contributions Account will only be allowed in case of a financial hardship as such term is defined in
      Article 9.1 of the Popular Master Plan Document or the Employer's Individual Plan Document.

[ ] In-service withdrawals from Profit Sharing Contributions Account will be allowed for any reason.

PRE-TAX CONTRIBUTIONS. In-service withdrawals from Pre-Tax Contributions will only be allowed in case of financial hardship as such term is defined in Article
9.1 of the Popular Master Plan Document or the Employer's Individual Plan Document.

AFTER-TAX CONTRIBUTIONS. In-service withdrawals from After-Tax Contributions will be allowed for any reason.

MATCHING CONTRIBUTIONS. In-service withdrawals from Matching Contributions will not be allowed unless one of the following boxes is checked:

[ ] In-service withdrawals from Matching Contributions Account will only be allowed in case of a financial hardship as such term is defined in Article
      9.1 of the Popular Master Plan Document or the Employer's Individual Plan Document.

[ ] In-service withdrawals from Matching Contributions Account will be allowed for any reason.

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ROLLOVER CONTRIBUTIONS.  Refer to Article 9 of the Popular Master Plan document.

WITHDRAWALS AFTER AGE 59 1/2 .

[ ] If checked, after 59 1/2 a Participant may make in-service withdrawals from his Pre-Tax Contributions and, if applicable, from his Qualified Matching and Non-Elective Contributions Accounts without financial hardship (up to the vested percentage of each such accounts).

FINANCIAL HARDSHIP. An in-service withdrawal will be on account of financial hardship only if the Participant has an immediate and heavy financial need and the withdrawal is necessary to meet such need.

A withdrawal will be deemed to be on account of an immediate and heavy financial need if it is occasioned by:

- a deductible medical expense incurred by the Participant or his spouse, children or dependent; (not reimbursed by medical insured or otherwise;

- purchase of the Participant's principal residence (not including mortgage payments);

- tuition payments for the next semester or quarter of post-secondary education for the Participant or his spouse, child or dependent;

- rent or mortgage payments to prevent the Participant's eviction from or the foreclosure of the mortgage on his principal residence; or

- such other event or circumstances as the Puerto Rico Secretary of the Treasury through regulations may permit.

A Participant must establish to the Plan Administrator's satisfaction both that the Participant has an immediate and heavy financial need and that the withdrawal is necessary to meet the need.

The Trustee and the Plan Administrator shall agree to the most convenient way of administering the financial hardship provisions of the Plan.

A Participant who makes a withdrawal on account of a financial hardship may not make Pre-Tax Contributions or After-Tax Contributions hereunder (or under any other Plan maintained by the Employer) for a period of 12 months following the date of the in-service withdrawal.

PAYMENT. Participant's in-service withdrawal request shall be paid as soon as it is administratively feasible following the date in which the Plan Participant requests the distribution.

RETIREMENT AGE

NORMAL RETIREMENT AGE. A Participant will be fully vested and may retire after the latter of: reaching age 65 or the fifth anniversary of the first day of the Plan Year in which he/she commenced participation in the Plan.

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DISABILITY RETIREMENT. A Participant will be fully vested and may retire before normal retirement upon becoming disabled.

EARLY RETIREMENT AGE.

[X] If checked, a Participant will be fully vested and may retire prior to Normal Retirement Age upon reaching age 60 and completing 5 years of service.

DISTRIBUTION OF VESTED BENEFITS BEFORE RETIREMENT, DEATH OR DISABILITY.

If the Participant terminates his employment with the Employer before reaching his normal or early retirement age, becoming disabled or dying, Participant [X] shall be [ ] shall not be allowed to apply for an early distribution of his plan benefits.

DISTRIBUTION OF BENEFITS

Upon becoming entitled to the distribution of this Plan's benefits, the Participants or their authorized representative must request from the Employer that their benefits be distributed. The normal form of benefit under the Plan is a lump sum distribution however, the Plan Sponsor may elect periodical payments (below) as an optional form of benefit. If this Plan is a restatement of an existing plan which provided for payment of benefits in the form of an annuity this form of payment will be preserved. Please provide details in the space provided below.

[X] periodical payments (monthly, quarterly, semiannual or annual installments of substantially equal amounts over a period of 10 years certain not to exceed 10).

[ ]  Other (for amended and restated Plans with optional forms of benefits only)

If the Employer elects more that one method of distribution hereunder, Participants shall elect under which of such methods his or her benefit shall be distributed.

INVESTMENT FUNDS

All investment instructions as to each Participant's account will be directed by the Participant and/or the Employer and/or the Trustee. If no investment instructions are provided by the Participant and/or the Employer, and the Trustee is a directed trustee, the Participant's account will be invested in the money market fund included in the investment funds chosen by the Plan Sponsor.

For purposes of the Plan, the Trustee [X] shall be [ ] shall not be considered as a directed trustee.

PARTICIPANT'S INVESTMENT INSTRUCTIONS

The Participants will be allowed to modify their investments instructions on a [X] daily [ ] monthly [ ] quarterly [ ] semi annual [ ] annual basis.

PARTICIPANT'S CONTRIBUTIONS TO THE PLAN

The Participants will be allowed to modify or suspend their pre-tax and/or their after-tax contributions to the Plan on a [X] monthly [ ] quarterly [ ] semi annual [ ] annual basis.

POPULAR MASTER TRUST

By executing this Adoption Agreement the Plan Sponsor [X] adopts [ ] does not adopt the Popular Master Trust established by Banco Popular de Puerto Rico to carry out the purposes of the Plan and thus retain Banco Popular as Trustee. The terms of the Trust and corresponding fees are contained in the Banco Popular de Puerto Rico Master Defined Contribution Retirement Plan, Popular Master Trust and Fee Schedule respectively, which are incorporated by reference into this Adoption Agreement.

RECORDKEEPER

[ ] By executing this Adoption Agreement, the Plan Sponsor retains Banco Popular de Puerto Rico as Recordkeeper of the Plan pursuant to the Recordkeeping Agreement and Fee Schedule incorporated by reference into this Adoption Agreement.

[X] The Plan Sponsor has selected as recordkeeper for the Plan:

Name: MFS Retirement Services, Inc.

Address:    P. O. Box 55274
            Boston, MA 02105-5274

Telephone No. (800) 343-2829     Telefax: (617) 954-6660

Contact Person Name: Michael Seldon

Telephone No: (800) 343-2829  ext. 54290  Telefax: (617) 957-6660
E-mail: mseldon@mfs.com

RECORDKEEPER AND TRUSTEE'S FEES

By executing this Adoption Agreement, the Plan Sponsor , if so selected, agrees to retain Banco Popular de Puerto Rico as Recordkeeper and, if applicable, as Trustee of the Plan, for an initial minimum period of three years. This Agreement shall renew automatically for successive three year periods indefinitely. The Plan Sponsor may terminate this Agreement at any time subject to a written termination notice received by Banco Popular at least thirty days prior to the effective date of termination. If termination occurs during the initial three year period, the Plan Sponsor agrees to compensate Banco Popular with a termination fee equal to three times the total annual fees minus any amount already satisfied in connection with the services rendered since the effective date of this agreement. Banco Popular may change the Fee Schedule from time to time and shall provide written notification to the Plan Sponsor. Termination may occur due to a termination and liquidation of the Plan by the Plan Sponsor or due to a trust to trust transfer whereby a successor trustee is appointed. Should Banco Popular be instructed to carry out a trust to trust transfer, the Plan assets shall be transferred in cash. Therefore, all positions of the Plan held in the Investment Funds shall be liquidated.

VALUATION OF PARTICIPANT'S ACCOUNTS

The Participant's Accounts shall be valued [X] daily [ ] monthly [ ] quarterly [ ] semi-annually [ ] annually.

PARTICIPANT'S ACCOUNT STATEMENTS

The Participants shall be provided with a statement of their account on a [ ] monthly [X] quarterly [ ] semi-annually [ ] annual basis.

PLAN ADMINISTRATOR. The Plan Sponsor is the legal Plan Administrator under
ERISA.

SERVICE FEE DISCLOSURE

Banco Popular has agreed to make available plan recordkeeping, directed trustee services, certain administration services, and mutual fund investment choices (which have been provided separately).

For providing certain administrative or shareholder services to the mutual funds, Banco Popular will receive an administrative fee from the mutual funds. The rate or amount of the fees to be paid to Banco Popular by each mutual fund is shown in parentheses on the fund list.

Banco Popular's annual fee for its services as directed-trustee and recordkeeper will be billed to the Plan Sponsor separately based on the separate fee schedule.

Banco Popular reserves the right to change the funds on the funds list from time to time. Banco Popular will provide the Plan Sponsor with 60 days advance written notice of any change thereto and the corresponding change in fees if any. Banco Popular will try to find a suitable alternative if the Plan Sponsor does not agree with the proposed substitution. However, if the Plan Sponsor does not object in writing within the 60-day period, Banco Popular will make the change. If the Plan Sponsor objects to be proposed change and a suitable alternative cannot be found, the Plan Sponsor will be provided and additional 60 day period to find a new trustee for the Plan.

By executing this Adoption Agreement the Plan Sponsor acknowledges that (i) Banco Popular has provided the Plan Sponsor with the mutual fund list, (ii) the mutual funds list contains the rate or amount of fees to be paid to Banco Popular, (iii) Banco Popular has the right to modify the mutual funds list in such manner as Banco Popular, in its sole discretion, sees fit, (iv) the Plan Sponsor has selected from the mutual funds list the mutual funds used as investment options for the Plan, (v) the Plan Sponsor has received copies of each mutual fund's Prospectus and Statement of Additional Information, and (vi) the Plan Sponsor agrees with the procedures disclosed herein with relation to a substitution of a particular mutual fund.

EXECUTION OF ADOPTION AGREEMENT

The Plan Sponsor understands that, by establishing this Plan, it will have certain legal responsibilities for which neither the Trustee nor the Plan Sponsor will be responsible. The Plan Sponsor also understands that it will be solely responsible for any taxes, costs or expenses arising from the disqualification of the Plan. The Plan Sponsor warrants that it has obtained legal and tax advice to the extent the Plan Sponsor deems necessary before signing this Adoption Agreement.

PLAN SPONSOR

Name of Plan Sponsor: Stewart Enterprises, Inc.

Signed:

Print name and title:   Kenneth C. Budde, Executive Vice President and CFO

Date:

TRUSTEE

Name of Trustee:

Address:

Signed:

Print name and title:

Date:

The identifying number for the Banco Popular de Puerto Rico Popular Master Defined Contribution Retirement Plan document is 01 and for this Adoption
Agreement is 102. The Plan Sponsor is:   Stewart Enterprises, Inc.
                                         110 Veterans Blvd. Ste. 500
                                         Metairie, LA 70005

Banco Popular de Puerto Rico will notify you if it amends or discontinues this Popular Master Plan.

The Plan Sponsor should insure that this Adoption Agreement has been filled out completely and properly. Failure to do so may result in Plan disqualification.

                               POPULAR MASTER PLAN
                  PLAN SPONSOR'S SELECTION OF INVESTMENT FUNDS

Plan Sponsor Name:     Stewart Enterprises, Inc.

Plan Name:     Stewart Enterprises Puerto Rico Employees Retirement Trust

The Plan Sponsor selects the following Investment Funds for the above named plan: (At least three.)

1. MFS Bond Fund-A

2. Stewart Enterprises Co. Stock Fund

3. Massachusetts Investors Trust-A

4. Legg Mason Value Trust

5. MFS Emerging Growth Fund-A

6. MFS Global Equity Fund-A

7. Legg Mason Special Investment Trust

8. MFS new Discovery Fund

9. Legg Mason Opportunity Trust

10. MFS Core Growth Fund-A

11. Royce Total Return Fund

12. MFS Conservative Allocation Fund

13. MFS Moderate Allocation Fund

14. MFS Growth Allocation Fund

PLAN SPONSOR

      Plan Sponsor Name    : Stewart Enterprises, Inc.

      Signed               : _________________________________________________

      Print name and Title : Kenneth C. Budde, Executive Vice President and CFO

      Date:

TRUSTEE

      Trustee Name:

      Signed               : _________________________________________________

      Print name and Title :

      Date:

                                   ADDENDUM A

                               POPULAR MASTER PLAN
                        ADDITIONAL EMPLOYER'S INFORMATION

EMPLOYER INFORMATION (Complete even if only one Employer will adopt the Plan; attach additional sheets to provide information for additional Employers adopting the Plan. References in this Adoption Agreement to any Employer shall be in reference to all employers adopting the Plan.)

Name of Employer:          Empresas Stewart - Cementerios

Address (Physical):        Calle San Jose 607

                           Santurce, PR 00909

Address (Postal):          P. O. Box 11187

                           San Juan, PR 00910-2287

Telephone: (787) 268-0040        Telefax: (787) 268-3533

Name of Person for Banco Popular de Puerto Rico to Contact: Diana Ledesma

Position: Director, Human Resources, puerto Rico Region-

Telephone:(787) 268-0040    Telefax: (787) 268-3533   E-Mail: dledesma@stei.com

Employer tax identification number: 66-0575633

Type of business:

[ ]   Unincorporated Trade or Business

[X]   Partnership

[ ]   Corporation

[ ]   Other (specify)

Employer's taxable year:

[ ]   Calendar Year

[X]   Fiscal Year ending on October 31.

Payroll frequency:         [X]  Weekly         [X] Bi-Weekly
                           [ ]  Semi-Monthly   [ ] Monthly
                           [ ]  Semi-Weekly    [ ] Other

                                   ADDENDUM B

                               POPULAR MASTER PLAN
                        ADDITIONAL EMPLOYER'S INFORMATION

EMPLOYER INFORMATION (Complete even if only one Employer will adopt the Plan; attach additional sheets to provide information for additional Employers adopting the Plan. References in this Adoption Agreement to any Employer shall be in reference to all employers adopting the Plan.)

Name of Employer:          The Simplicity Plan of Puerto Rico

Address (Physical):        Ave. Fndz. Juncos 1756

                           Altos Funeraria La Cruz

                           Santurce, PR 00909

Address (Postal):          P. O. Box 10219

                           Santurce Station

                           San Juan, PR 00908-1219

Telephone: (787) 728-1440  Telefax: (787) 728-1360

Name of Person for Banco Popular de Puerto Rico to Contact: Diana Ledesma

Position: Director, Human Resources

Telephone: (787) 268-0040   Telefax: (787) 268-3533   E-Mail: dledesma@stei.com

Employer tax identification number: 66-0575637

Type of business:

[ ]   Unincorporated Trade or Business

[X]   Partnership

[ ]   Corporation

[ ]   Other (specify)

Employer's taxable year:

[ ]   Calendar Year

[X]   Fiscal Year ending on October 31.

Payroll frequency:         [X]  Weekly         [X] Bi-Weekly
                           [ ]  Semi-Monthly   [ ] Monthly
                           [ ]  Semi-Weekly    [ ] Other